UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2015

HUNTINGTON BANCSHARES INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43287
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 480-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2015, at the 2015 Annual Meeting of Shareholders of Huntington Bancshares Incorporated (Huntington), Huntington’s shareholders approved the 2015 Long-Term Incentive Plan (the “2015 Plan”). The 2015 Plan provides for grants of stock options, restricted stock, restricted stock units, stock appreciation rights, deferred stock units, long-term performance awards and other stock-based awards. The 2015 Plan reserves for issuance a maximum aggregate of 30 million shares of Huntington’s common stock. The board of directors approved the 2015 Plan subject to shareholder approval. Shareholder approval was obtained in order to comply with the applicable requirements of The NASDAQ Stock Market, Inc. and to qualify certain awards made to certain officers as deductible for federal income tax purposes under Internal Revenue Code Section 162(m). Shareholder approval is also necessary under the federal income tax rules with respect to the qualification of incentive stock options. Additional details about the 2015 Plan are set forth in Huntington’s definitive Proxy Statement filed on March 12, 2015.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 23, 2015, the following matters were voted upon and approved by the shareholders of Huntington Bancshares Incorporated (Huntington) at its 2015 Annual Meeting of Shareholders:

		For	Against/ Withheld	Abstentions	Broker Non-Votes
1.	Election of eleven directors to serve a one-year term expiring at the 2016 annual meeting:
	Ann (“Tanny”) B. Crane	576,074,815	3,354,375	35,806	116,217,073
	Steven G. Elliott	575,086,164	4,343,026	35,806	116,217,073
	Michael J. Endres	574,985,505	4,443,685	35,806	116,217,073
	John B. Gerlach, Jr.	571,132,017	8,297,173	35,806	116,217,073
	Peter J. Kight	575,883,095	3,546,095	35,806	116,217,073
	Jonathan A. Levy	575,391,384	4,037,806	35,806	116,217,073
	Eddie R. Munson	575,993,002	3,436,188	35,806	116,217,073
	Richard W. Neu	575,777,449	3,651,740	35,806	116,217,073
	David L. Porteous	565,582,716	13,846,473	35,806	116,217,073
	Kathleen H. Ransier	573,591,039	5,838,151	35,806	116,217,073
	Stephen D. Steinour	557,410,898	22,022,587	31,511	116,217,073
	Each of the nominees for director received the favorable vote of at least 96% of the votes cast.
2.	Approval of the 2015 Long-Term Incentive Plan.	551,622,507	24,578,371	3,264,118	116,217,073
		95.2%	4.2%	0.6%
3.	Ratification of appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the year 2015.	689,469,671	3,880,051	2,331,567	—
		99.1%	0.6%	0.3%	—
4.	Advisory resolution to approve the compensation of executives as disclosed in Huntington’s proxy statement dated March 9, 2015.	552,389,953	23,126,622	3,948,161	116,217,073
		95.3%	4.0%	0.7%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date: April 27, 2015	By:	/s/ Richard A. Cheap

Richard A. Cheap
Title: Secretary